      As filed with the Securities and Exchange Commission on September 26, 2000
                                                 Registration No. 333-__________
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                         ----------------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                         ----------------------------

                       SMARTFORCE PUBLIC LIMITED COMPANY
            (Exact name of Registrant as specified in its charter)

      Republic of Ireland                                                                       N.A.
(State or other jurisdiction of          ----------------------------          (I.R.S Employer Identification Number)
 incorporation or organization)

                             900 Chesapeake Drive
                        Redwood City, California  94063
  (Address, including zip code, of Registrant's principal executive offices)

                          ----------------------------

                            1994 SHARE OPTION PLAN
                         1996 SUPPLEMENTAL STOCK PLAN

                               Gregory M. Priest
                     President and Chief Executive Officer

                       SmartForce Public Limited Company
                             900 Chesapeake Drive
                        Redwood City, California  94063
                                (650) 817-5900
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ----------------------------
                                   Copy to:

                               Steven V. Bernard
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                           Palo Alto, CA 94304-1050

                        CALCULATION OF REGISTRATION FEE

=============================================================================================================================
               Title of Securities                   Amount to be     Proposed Maximum    Proposed Maximum      Amount of
                to be Registered                      Registered       Offering Price    Aggregate Offering   Registration
                                                                        Per Share (1)         Price (1)          Fee (1)
Ordinary Shares issuable upon exercise of
 options under the 1994 Share Option Plan........     2,500,000            $46.47           $116,175,000       $30,670.20
-----------------------------------------------------------------------------------------------------------------------------
Ordinary Shares issuable upon exercise of
 options under the 1996 Supplemental
 Stock Plan......................................     2,500,000            $46.47           $116,175,000       $30,670.20
============================================================================================================================
       TOTAL.....................................     5,000,000            $46.47           $232,350,000       $61,340.40
=============================================================================================================================

     (1) Computed pursuant to Rule 457(h) solely for the purpose of determining the registration fee based on the closing price of the Registrant's American Depository Shares on the Nasdaq National Market on September 22, 2000.

                          INCORPORATION BY REFERENCE

          The registrant hereby incorporates by reference in this Registration Statement the contents of the registrant's earlier Registration Statements on Form S-8 (File Nos. 333-32380, 333-86861, 333-83927, 333-68499, 333-957031, 333-
35745, 333-25245, 333-06409, 333-504, and 33-94300).

                                 EXHIBIT INDEX

    Exhibit
     Number                                 Document
-----------------  ----------------------------------------------------
      5.1          Opinion of Binchys, Solicitors with respect to the securities being registered.

     23.1          Consent of Ernst & Young.

     23.2          Consent of Binchys, Solicitors (contained in Exhibit 5.1).

     23.3          Consent of Arthur Andersen.

     24.1          Power of Attorney (see Signatures).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Redwood City, State of California, on this September 26, 2000.

                                    SMARTFORCE PUBLIC LIMITED COMPANY

                                    By:   /s/ GREGORY M. PRIEST
                                          --------------------------------------
                                          Gregory M. Priest
                                          President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregory M. Priest and David C. Drummond, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                    Signature                                             Title                                Date
--------------------------------------------------  ----------------------------------------------  --------------------------
/s/ WILLIAM G. MCCABE                               Chairman of the Board                               September 26, 2000
--------------------------------------------------
          William G. McCabe

/s/ GREGORY M. PRIEST                               President, Chief Executive Officer (principal       September 26, 2000
--------------------------------------------------  executive officer) and Director
          Gregory M. Priest

/s/ DAVID C. DRUMMOND                               Executive Vice President, Finance and Chief         September 26, 2000
--------------------------------------------------  Financial Officer (principal financial officer)
          David C. Drummond

/s/ JOHN P. HAYES                                   Vice President Finance (principal accounting        September 26, 2000
--------------------------------------------------  officer) and Director
          John P. Hayes

/s/ JOHN GRILLOS                                    Director                                            September 26, 2000
--------------------------------------------------
          John Grillos

/s/ PATRICK J. MCDONAGH                             Director                                            September 26, 2000
--------------------------------------------------
          Patrick J. McDonagh

/s/ JAMES S. KRZYWICKI                              Director                                            September 26, 2000
--------------------------------------------------
          James S. Krzywicki